UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 15, 2012

TPC Group Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-34727	20-0863618
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

5151 San Felipe, Suite 800, Houston, Texas 77056

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 627-7474

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 15, 2012, TPC Group Inc. (the “Company”) issued a press release announcing that it had received a revised non-binding expression of interest to be acquired by Innospec Inc. (Nasdaq: IOSP) (“Innospec”). In its letter, Innospec stated that its board of directors has authorized it to increase its proposed price to $47.50 per share in cash. A copy of the press release is included as Exhibit 99.1 hereto and incorporated into this Item 8.01 by reference.

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Additional Information and Where to Find It

This filing may be deemed to be solicitation material in respect of the proposed merger between the Company and investment funds sponsored by First Reserve Corporation and SK Capital Partners. In connection with the proposed merger, the Company has filed a definitive proxy statement and a supplement to the definitive proxy statement with the SEC on November 5, 2012 and November 13, 2012, respectively. Investors and security holders of the Company are urged to carefully read the definitive proxy statement and the supplement because they contain important information about the transaction.

The definitive proxy statement and the supplement were mailed to the Company’s stockholders seeking their approval of the proposed merger on or about November 5, 2012 and November 14, 2012, respectively. Investors and security holders may obtain a free copy of the definitive proxy statement, and other documents filed by the Company with the SEC, at the SEC’s website at www.sec.gov. Free copies of the documents filed with the SEC by the Company will be available on the Company’s website at www.tpcgrp.com under the “Investors” tab, by directing a request to the Company, Attention: Investor Relations, 5151 San Felipe, Suite 800, Houston, Texas 77056, or by calling (713) 627-7474. Investors may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.

The Company and its directors, executive officers and certain members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed merger. Information concerning the interests of the persons who may be participants in the solicitation is set forth in the definitive proxy statement and the supplement. Information concerning beneficial ownership of the Company stock by its directors and certain executive officers is included in its proxy statement relating to its 2012 annual meeting of stockholders filed with the SEC on April 26, 2012 and subsequent statements of changes in beneficial ownership on file with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated November 15, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPC Group Inc.

Date: November 15, 2012	By:	/s/ Rishi A. Varma
Rishi A. Varma
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 15, 2012.

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